Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	816	824	1,170	1,702	1,005	810
Investment securities, at market	1,807,249	1,756,026	1,743,283	1,725,902	1,617,563	1,610,856
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,868,065	1,816,850	1,804,453	1,787,604	1,678,568	1,671,666

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	11,691,065	11,736,045	11,736,045	11,736,045	11,863,974	11,863,974
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	33,191,065	33,236,045	33,236,045	33,236,045	33,363,974	33,363,974

TOTAL ASSETS	35,059,130	35,052,895	35,040,498	35,023,649	35,042,542	35,035,640

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	June 6, 2007	Signed	/s/ Gary N. Thompson	Printed Name of Signatory	Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07
LIABILITIES:
Post-Petition debt (Sched. C)	18,603	34,724	37,967	34,821	33,409	73,306

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,174,917	138,191,038	138,194,281	138,191,135	138,189,723	138,229,620

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	1,925,009	1,902,653	1,887,013	1,873,310	1,893,615	1,846,816

TOTAL SHAREHOLDERS EQUITY	(103,115,787)	(103,138,143)	(103,153,783)	(103,167,486)	(103,147,181)	(103,193,980)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	35,059,130	35,052,895	35,040,498	35,023,649	35,042,542	35,035,640

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07
REVENUE:
Net investment income	7,667	8,408	6,966	7,354	7,290	6,995
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,498)	(7,222)	(7,222)	(7,222)	(7,221)	(7,022)
Board fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(26,690)	(68,191)	(11,142)	(11,882)	(104,708)	(44,805)
Accounting fees and expenses	0	0	0	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(1,957)	(327)	(4,173)	(1,947)	(2,979)	(1,963)
Miscellaneous	(86)	(5)	(69)	(5)	(5)	(5)

NET OPERATING INCOME / LOSS	(27,564)	(67,337)	(15,640)	(13,702)	(107,623)	(46,800)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	(41,826)	0	0	1,250	0
Equity in unrealized losses of securities of AIC	0	86,806	0	0	126,679	0

TOTAL OTHER INCOME (EXPENSE)	0	44,980	0	0	127,929	0

NET INCOME (LOSS)	(27,564)	(22,357)	(15,640)	(13,702)	20,306	(46,800)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07
CASH DIFFERENCE:
Current ending cash balance	816	824	1,170	1,702	1,005	810
Less ending prior month balance	585	(816)	(824)	(1,170)	(1,702)	(1,005)

NET CASH INCREASE (DECREASE)	1,401	8	346	532	(697)	(195)

SOURCES OF CASH:
Net income (loss)	(27,564)	(22,357)	(15,640)	(13,702)	20,306	(46,800)
Equity in earnings and unrealized losses of AIC	0	(44,980)	0	0	(127,929)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	114,127	51,224	12,744	17,381	108,340	6,707
Increase in:
Post- petition debt	0	16,121	3,242	0	0	39,898
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	86,563	8	346	3,679	717	(195)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(85,162)	0	0	(3,147)	(1,414)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(85,162)	0	0	(3,147)	(1,414)	0

NET CASH INCREASE (DECREASE)	1,401	8	346	532	(697)	(195)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	12/31/06	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07
TRADE ACCOUNTS PAYABLE	18,603	34,724	37,967	34,821	33,409	73,306
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	18,603	34,724	37,967	34,821	33,409	73,306